Exhibit 99.1

Career Education Corporation

Introduction to the Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated financial information is presented to illustrate the effect of the sale completed on December 3, 2013 of the International Segment to Insignis, a company controlled by funds managed by Apax Partners pursuant to the Securities Purchase Agreement dated October 22, 2013. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2013 and the unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2013 and 2012 and the twelve months ended December 31, 2012 give effect to the disposition as if the transaction had occurred on September 30, 2013 for the unaudited pro forma condensed consolidated balance sheet and on January 1, 2012 for the unaudited pro forma condensed consolidated statements of operations. The unaudited pro forma condensed consolidated financial information should be read in conjunction with the Company’s historical consolidated financial statements and notes thereto contained in the Company’s 2012 Annual Report on Form 10-K, filed on February 28, 2013, and Form 10-Q for the quarter ended September 30, 2013, filed on November 6, 2013.

The preparation of the unaudited pro forma condensed consolidated financial information is based on financial statements prepared in accordance with accounting principles generally accepted in the United States of America. These principles require the use of estimates that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

The unaudited pro forma condensed consolidated financial information is provided for illustrative purposes only and does not purport to represent what the actual results of operations or the financial position of the Company would have been had the transaction occurred on the respective dates assumed, nor is it necessarily indicative of the Company’s future operating results or financial position. However, the pro forma condensed financial information reflects estimates and assumptions that the Company’s management believe to be reasonable.

CAREER EDUCATION CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FROMA CONSOLIDATED BALANCE SHEET

(In thousands, except share and per share amounts)

	September 30, 2013
		Pro Forma Adjustments
	As Reported	Sale of International Segment (1)	Other Adjustments		Pro Forma
ASSETS
CURRENT ASSETS:
Cash and cash equivalents, unrestricted	$30,924	$—	$302,800	(2)	$333,724
Restricted cash	12,564	—	—		12,564
Short-term investments	52,210	—	—		52,210

Total cash and cash equivalents and short-term investments	95,698	—	302,800		398,498
Student receivables, net	41,694	—	—		41,694
Receivables, other, net	39,845	—	—		39,845
Prepaid expenses	112,836	—	(82,859	)(3)	29,977
Inventories	7,146	—	—		7,146
Deferred income tax assets, net	—	—	7,129	(3)	7,129
Other current assets	5,885	—	—		5,885
Assets of discontinued operations	254,097	(215,047)	(35,321	)(2)	3,729

Total current assets	557,201	(215,047)	191,749		533,903

NON-CURRENT ASSETS:
Property and equipment, net	202,125	—	—		202,125
Goodwill	87,356	—	—		87,356
Intangible assets, net	40,387	—	—		40,387
Student receivables, net	5,552	—	—		5,552
Deferred income tax assets, net	47,932	—	—		47,932
Other assets, net	25,916	—	—		25,916
Assets of discontinued operations	18,714	—	—		18,714

TOTAL ASSETS	$985,183	$(215,047)	$191,749		$961,885

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Short-term borrowings	$—	$—	$—		$—
Accounts payable	33,723	—	—		33,723
Accrued expenses:
Payroll and related benefits	37,285	—	—		37,285
Advertising and production costs	25,733	—	—		25,733
Income taxes	—	—	2,522	(3)	2,522
Other	61,383	—	—		61,383
Deferred tuition revenue	69,051	—	—		69,051
Deferred income tax liabilities, net	32,752	—	(32,752	)(3)	—
Liabilities of discontinued operations	95,975	(83,018)	—		12,957

Total current liabilities	355,902	(83,018)	(30,230)		242,654

NON-CURRENT LIABILITIES:
Deferred rent obligations	85,805	—	—		85,805
Other liabilities	29,794	—	—		29,794
Liabilities of discontinued operations	22,555	—	—		22,555

Total non-current liabilities	138,154	—	—		138,154

STOCKHOLDERS’ EQUITY:
Preferred stock, $0.01 par value; 1,000,000 shares authorized; none issued or outstanding	—	—	—		—
Common stock, $0.01 par value; 300,000,000 shares authorized; 81,876,758 shares issued, and 67,158,417 shares outstanding as of September 30, 2013	819	—	—		819
Additional paid-in capital	602,735	—	—		602,735
Accumulated other comprehensive income (loss)	2,798	(1,526)	—		1,272
Retained earnings	99,264	(130,503)	221,979		190,740
Cost of 14,718,341 shares in treasury as of September 30, 2013	(214,489)	—	—		(214,489)

Total stockholders’ equity	491,127	(132,029)	221,979		581,077

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$985,183	$(215,047)	$191,749		$961,885

(1)	Reflects the disposition of the International Segment’s reported balances as of September 30, 2013. Balances related to the International Segment were classified as current assets and current liabilities held for sale within discontinued operations as of September 30, 2013.
(2)	Represents cash proceeds of $276.5 million received at closing, $35.3 million of cash transferred from our International operations offset by an estimated $9.0 million of direct transaction costs.
(3)	Represents the adjustments necessary to appropriately reflect the income tax position of the Company following consummation of the transaction as of September 30, 2013.

CAREER EDUCATION CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FROMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(In thousands, except per share amounts)

	For the Nine Months Ended, September 30, 2013
		Pro Forma Adjustments
	As Reported	Sale of International Segment (1)	Other Adjustments (2)	Pro Forma

REVENUE:
Tuition and registration fees	$797,748	$—	$—	$797,748
Other	13,160	—	—	13,160

Total revenue	810,908	—	—	810,908

OPERATING EXPENSES:
Educational services and facilities	310,948	—	—	310,948
General and administrative	591,382	—	—	591,382
Depreciation and amortization	52,221	—	—	52,221
Goodwill and asset impairment	15,708	—	—	15,708

Total operating expenses	970,259	—	—	970,259

Operating loss	(159,351)	—	—	(159,351)

OTHER (EXPENSE) INCOME:
Interest income	1,199	—	—	1,199
Interest expense	(1,127)	—	—	(1,127)
Loss on sale of business	(6,973)	—	—	(6,973)
Miscellaneous expense	(17)	—	—	(17)

Total other expense	(6,918)	—	—	(6,918)

PRETAX LOSS	(166,269)	—	—	(166,269)
Benefit from income taxes	(70,145)	—	—	(70,145)

LOSS FROM CONTINUING OPERATIONS	(96,124)	—	—	(96,124)
(LOSS) INCOME FROM DISCONTINUED OPERATIONS, net of tax	(37,533)	1,807	(39,881)	541

NET (LOSS) INCOME	$(133,657)	$1,807	$(39,881)	$(95,583)

NET LOSS PER SHARE—BASIC and DILUTED:
Loss from continuing operations	$(1.44)	$—	$—	$(1.44)
(Loss) income from discontinued operations	(0.56)	0.03	(0.60)	0.01

Net (loss) income per share	$(2.00)	$0.03	$(0.60)	$(1.43)

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic and Diluted	66,663	66,663	66,663	66,663

(1)	Reflects the removal of the International Segment’s operating results for the nine months ended September 30, 2013. The International Segment was reported within discontinued operations as of September 30, 2013.
(2)	Reflects the removal of $39.9 million of income tax expense which was recorded in the third quarter 2013 resulting from the Company’s decision to commit to a plan to sell its International Operations. As such, the Company could no longer consider its investment in foreign operations to be permanent in duration.

CAREER EDUCATION CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FROMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(In thousands, except per share amounts)

	For the Nine Months Ended, September 30, 2012
	As Reported (1)	Sale of International Segment (2)	Pro Forma
REVENUE:
Tuition and registration fees	$1,025,014	$—	$1,025,014
Other	22,752	—	22,752

Total revenue	1,047,766	—	1,047,766

OPERATING EXPENSES:
Educational services and facilities	375,705	—	375,705
General and administrative	639,280	—	639,280
Depreciation and amortization	55,593	—	55,593
Goodwill and asset impairment	85,464	—	85,464

Total operating expenses	1,156,042	—	1,156,042

Operating loss	(108,276)	—	(108,276)

OTHER INCOME (EXPENSE):
Interest income	953	—	953
Interest expense	(91)	—	(91)
Miscellaneous income	7	—	7

Total other income	869	—	869

PRETAX LOSS	(107,407)	—	(107,407)
Benefit from income taxes	(27,959)	—	(27,959)

LOSS FROM CONTINUING OPERATIONS	(79,448)	—	(79,448)
(LOSS) INCOME FROM DISCONTINUED OPERATIONS, net of tax	(1,856)	4,147	(6,003)

NET (LOSS) INCOME	$(81,304)	$4,147	$(85,451)

NET (LOSS) INCOME PER SHARE—BASIC and DILUTED:
Loss from continuing operations	$(1.20)	$—	$(1.20)
(Loss) income from discontinued operations	(0.03)	0.06	(0.09)

Net (loss) income per share	$(1.23)	$0.06	$(1.29)

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic and Diluted	66,325	66,325	66,325

(1)	Financial results for the nine months ended September 30, 2012 were recast to report the International Segment within discontinued operations due to our decision in the third quarter of 2013 to commit to a plan to sell these assets.
(2)	Reflects the removal of the International Segment’s operating results for the nine months ended September 30, 2012.

CAREER EDUCATION CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FROMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(In thousands, except per share amounts)

	For the Year Ended December 31, 2012
		Pro Forma Adjustments
	As Reported	Sale of International Segment (1)	Other Adjustments (2)	Pro Forma
REVENUE:
Tuition and registration fees	$1,460,959	$128,318	$8,931	$1,323,710
Other	28,310	251	20	28,039

Total revenue	1,489,269	128,569	8,951	1,351,749

OPERATING EXPENSES:
Educational services and facilities	571,169	70,644	5,782	494,743
General and administrative	894,185	31,366	6,265	856,554
Depreciation and amortization	80,658	4,845	587	75,226
Goodwill and asset impairment	127,007	502	197	126,308

Total operating expenses	1,673,019	107,357	12,831	1,552,831

Operating (loss) income	(183,750)	21,212	(3,880)	(201,082)

OTHER INCOME (EXPENSE):
Interest income	1,826	627	—	1,199
Interest expense	(271)	(124)	—	(147)
Miscellaneous income (expense)	483	639	—	(156)

Total other income	2,038	1,142	—	896

PRETAX (LOSS) INCOME	(181,712)	22,354	(3,880)	(200,186)
(Benefit from) provision for income taxes	(46,806)	2,828	(1,174)	(48,460)

(LOSS) INCOME FROM CONTINUING OPERATIONS	(134,906)	19,526	(2,706)	(151,726)
(LOSS) INCOME FROM DISCONTINUED OPERATIONS, net of tax	(7,890)	—	2,706	(10,596)

NET (LOSS) INCOME	$(142,796)	$19,526	$—	$(162,322)

NET (LOSS) INCOME PER SHARE—BASIC and DILUTED:
(Loss) income from continuing operations	$(2.03)	$0.29	$(0.04)	$(2.28)
(Loss) income from discontinued operations	(0.12)	—	0.04	(0.16)

Net (loss) income per share	$(2.15)	$0.29	$—	$(2.44)

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic and Diluted	66,475	66,475	66,475	66,475

(1)	Reflects the removal of the International Segment’s operating results for the year ended December 31, 2012.
(2)	During 2013, the Company completed the teach-out of SBI Landover and SBC Hazelwood. As a result, all current and prior period results reflect these campuses as components of discontinued operations. Although the teach-out of these campuses is independent of the sale of our International Segment, the statement of operations for the year ended December 31, 2012 was adjusted for these activities to align the presentation with the pro forma financial statements as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012.